UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2026

SKY QUARRY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42296	84-1803091
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

707 W. 700 South, Suite 1

Woods Cross, UT 84087

(Address of principal executive office) (Zip Code)

(424) 394-1090

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	SKYQ	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

In March 2026, Sky Quarry Inc. (the “Company”) entered into an exclusivity agreement (the “Exclusivity Agreement”) with a counterparty in connection with the Company’s evaluation of a potential transaction involving the acquisition of digital infrastructure assets (the “Potential Transaction”). In connection with its evaluation of the Potential Transaction, the Company received certain information relating to the counterparty’s plans, including that the counterparty is currently in discussions with a potential tenant regarding a long-term lease and the counterparty is considering several potential financing options.

As of the date hereof, discussions between the Company and the counterparty regarding the Potential Transaction are ongoing. No definitive terms have been agreed upon, and the Company has not entered into any definitive agreement with respect to the Potential Transaction. There can be no assurance that discussions will result in the execution of a definitive agreement or the consummation of the Potential Transaction, or any similar transaction. Pursuant to the Exclusivity Agreement, the counterparty is permitted to consider alternative parties for a Potential Transaction, which could include entering into a definitive agreement with a party other than the Company in connection with the Potential Transaction.

The information contained in this Item 7.01 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. All statements contained in this report other than statements of historical fact, including, but not limited to, statements relating to the Company’s business strategy and plans, its objectives and future developments related to the Potential Transaction, constitute forward-looking statements. The statements may be identified by words such as “could,” “if,” “may,” “potential,” “will,” and words of similar meaning. Forward-looking statements are not statements of fact nor assurances of future events or performance. Although such statements are based on the current expectations and certain assumptions of our management, they are subject to a number of risks and uncertainties, many of which are difficult to predict and outside of our control. Accordingly, actual results could differ materially from those anticipated or implied in the forward-looking statements, and you should not place undue reliance on such statements. These risks and uncertainties include, among other things, the Company’s ability to implement its business plans and enter into a definitive agreement with respect to the Potential Transaction, the results of the Company’s evaluation of the Potential Transaction, the Company’s access to capital and the status of any financing in connection with the Potential Transaction, the outcome of any legal proceedings instituted against the Company, the Company’s ability to maintain compliance with Nasdaq listing standards and manage certain outstanding loans, heightened prices of and reduced access to certain commodities, rising interest rates and inflation, logistical challenges, supply chain disruptions and adverse economic and political conditions, including the impact of the Ukraine war, conflict in the Middle East and other geopolitical tensions caused by changes in trade policies or otherwise. These and other risks and uncertainties faced by the Company are contained from time to time in the Company’s filings with the U.S. Securities and Exchange Commission, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed on March 31, 2026. Any forward-looking statement speaks only as of the date on which such statement is made. The Company disclaims any intention or obligation to update, amend or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except as required under applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sky Quarry Inc.

Dated: April 22, 2026	By:	/s/ Marcus Laun
	Name:	Marcus Laun
	Title:	Interim Chief Executive Officer, Interim Chief Financial Officer and President